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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of The
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest event
                          reported): January 31, 2006


                         MORGAN STANLEY CAPITAL I INC.
                         -----------------------------
            (Exact name of registrant as specified in its charter)

          Delaware                     333-125593              13-3291626
-----------------------------  -------------------------  --------------------
 State or Other Jurisdiction    (Commission File Number)      (IRS Employer
     of Incorporation)                                     Identification No.)

      1585 Broadway, 2nd Floor, New York, New York                10036
--------------------------------------------------------  --------------------
       (Address of Principal Executive Offices)                 (Zip Code)


                                (212) 761-4700
             ----------------------------------------------------
             (Registrant's Telephone Number, Including Area Code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[  ]   Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b)

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act (17 CFR 240.13e-4(c))

Section 8   Other Events.

Item 8.01.  Other Events.

     On January 31, 2006, Morgan Stanley Capital I, Inc., (the "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of January 1, 2006 (the "Pooling and Servicing Agreement"), among the Company, as depositor, LaSalle Bank National Association, as a custodian, Wells Fargo Bank, National Association, as master servicer and securities administrator and LaSalle Bank National Association, as trustee of Morgan Stanley Mortgage Loan Trust 2006-1AR (the "MSM 2006-1AR Mortgage Loan Trust"), Mortgage Pass-Through Certificates, Series 2006-1AR (the "Certificates"). The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1. Certain classes of the Certificates, designated as Class 1-A-1, Class 1-A-2, Class 1-A-3, Class 1-A-X, Class 2-A-1, Class 2-A-2, Class 2-A-3, Class 2-A-4, Class 3-A-1, Class 3-A-2, Class 1-M-X, Class 1-M-1, Class 1-M-2, Class 1-M-3, Class 1-M-4, Class 1-M-5, Class 1-M-6, Class 1-M-7, Class 1-M-8, Class 1-M-9, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class A-R Certificates (collectively, the "Publicly-Offered Certificates") were registered under the Registrant's registration statement on Form S-3 (Registration No. 333-125593). The Publicly-Offered Certificates were sold to Morgan Stanley & Co. Incorporated (the "Underwriter"), pursuant to an underwriting agreement dated as of January 27, 2006 (the "Underwriting Agreement"), between the Registrant, and the Underwriter. The Underwriting Agreement is annexed hereto as Exhibit 99.3a. On January 31, 2006 a tax opinion regarding certain tax matters was issued by Sidley Austin LLP (the "Tax Opinion"). The Tax Opinion is annexed hereto as Exhibit 99.3b.

     Certain of the mortgage loans backing the Publicly-Offered Certificates (the "MSM Mortgage Loans") were acquired by the Registrant from Morgan Stanley Mortgage Capital Inc. ("MSMCI") as seller pursuant to a mortgage loan purchase agreement dated as of January 1, 2006 (the "MSMCI Mortgage Loan Purchase Agreement"). The MSMCI Mortgage Loan Purchase Agreement is annexed hereto as
Exhibit 99.2.

     On January 31, 2006 Morgan Stanley Capital Services Inc. and Wells Fargo Bank, National Association, solely in its capacity as securities administrator, entered into interest rate hedge transactions, with confirmation thereto (the "Corridor Contracts"). The Corridor Contracts are annexed hereto as Exhibit 99.4.

     Certain of the mortgage loans are held by J.P. Morgan Trust Company, National Association as custodian pursuant to a custodial agreement dated as of January 31, 2006 (the "JPM Custodial Agreement"). The JPM Custodial Agreement is annexed hereto as Exhibit 99.5.

     Certain of the mortgage loans were acquired by MSMCI from Countrywide Home Loans, Inc. ("Countrywide") as seller pursuant to a mortgage loan sale and servicing agreement dated as of September 1, 2005 (the "Countrywide Purchase Agreement"), as amended by the Assignment, Assumption and Recognition Agreement dated as of January 1, 2006 among the Registrant, MSMCI, Countrywide, Countrywide Home Loans Servicing LP, the Master Servicer and the Trustee (the "Countrywide Assignment Agreement"), and as further amended by the Regulation AB Amendment to the Countrywide Purchase Agreement dated January 26, 2006 (the "Countrywide Regulation AB Amendment"). The Countrywide Assignment Agreement is annexed hereto as Exhibit 99.6a, the Countrywide

Purchase Agreement is annexed hereto as Exhibit 99.6b, and the Countrywide Regulation AB Amendment is annexed hereto as Exhibit 99.6c.

     Certain of the mortgage loans were acquired by MSMCI from First National Bank of Nevada ("FNBN") as seller pursuant to a mortgage loan purchase agreement dated as of October 1, 2005 (the "FNBN Purchase Agreement"), as amended by the Assignment, Assumption and Recognition Agreement dated as of January 1, 2006 among the Registrant, MSMCI, FNBN and the Trustee (the "FNBN Assignment Agreement"). The FNBN Assignment Agreement is annexed hereto as
Exhibit 99.7a, and the FNBN Purchase Agreement is annexed hereto as Exhibit
99.7b.

     Mortgage loans for which MSMCI owns the servicing rights are serviced by GMAC Mortgage Corporation ("GMACM") pursuant to a servicing agreement dated January 1, 2006 (the "GMACM Servicing Agreement"), as amended by the Assignment, Assumption and Recognition Agreement dated as of January 1, 2006 among the Registrant, MSMCI, GMACM, the Master Servicer and the Trustee (the "GMACM Assignment Agreement"). The GMACM Assignment Agreement is annexed hereto as Exhibit 99.8a, and the GMACM Servicing Agreement is annexed hereto as Exhibit 99.8b. On March 1, 2006 MSMCI sold the servicing rights of certain of these mortgage loans to Wells Fargo Bank, National Association ("WF Servicer"). These mortgage loans are being serviced pursuant to the Seller's Warranties and Servicing Agreement, dated as of December 1, 2005, between the Sponsor and WF Servicer (annexed hereto as Exhibit 99.14b) as modified by the Omnibus Assignment, Assumption and Recognition Agreement, dated as of March 1, 2006, among the Registrant, MSMCI and the Trustee (the "Omnibus Assignment Agreement"). The Omnibus Assignment Agreement is annexed hereto as Exhibit 99.8c. On October 1, 2006 MSMCI sold the servicing rights of certain of these mortgage loans to Wells Fargo Bank, National Association ("WF Servicer"). These mortgage loans are being serviced pursuant to the Seller's Warranties and Servicing Agreement dated as of December 1, 2005, between the Sponsor and WF Servicer (annexed hereto as Exhibit 99.14b) as modified by the Omnibus Assignment, Assumption and Recognition Agreement, dated as of October 1, 2006, among the Registrant, MSMCI, WF Servicer, the Master Servicer and the Trustee (the "Omnibus Assignment Agreement"). The Omnibus Assignment Agreement is annexed hereto as Exhibit 99.8d. On October 1, 2006 MSMCI sold the servicing rights of certain of these mortgage loans to Central Mortgage Company ("Central"). These mortgage loans are being serviced pursuant to the Seller's Warranties and Servicing Agreement dated as of April 17, 2006, between the Sponsor and Central (annexed hereto as Exhibit 99.8e) as modified by the Omnibus Assignment, Assumption and Recognition Agreement, dated as of October 1, 2006, among the Registrant, MSMCI, Central, the Master Servicer and the Trustee (the "Omnibus Assignment Agreement"). The Omnibus Assignment Agreement is annexed hereto as Exhibit 99.8f.

     Certain of the mortgage loans were acquired by MSMCI from GreenPoint Mortgage Corporation ("GreenPoint") as seller pursuant to a mortgage loan purchase agreement dated as of May 1, 2005 (the "GreenPoint May Purchase Agreement"), as amended by the Assignment, Assumption and Recognition Agreement dated as of January 1, 2006 among the Registrant, MSMCI, GreenPoint and the Trustee (the "GreenPoint Servicing-Released Assignment Agreement"). Certain of the mortgage loans were acquired from GreenPoint pursuant to a mortgage loan sale and servicing agreement dated as of December 1, 2005 (the "GreenPoint December Purchase Agreement"), as amended by the Assignment, Assumption and Recognition Agreement dated as of January 1, 2006 among the Registrant, MSMCI, GreenPoint and the Trustee (the "GreenPoint Servicing-Retained Assignment Agreement") The GreenPoint Servicing-Released Assignment Agreement is annexed hereto as Exhibit 99.9a, and the GreenPoint May Purchase Agreement is annexed hereto as Exhibit 99.9b. The GreenPoint Servicing-Retained Assignment Agreement is annexed hereto as Exhibit 99.10a, and the GreenPoint December Purchase Agreement is annexed hereto as Exhibit 99.10b.

     Certain of the mortgage loans were acquired by MSMCI from HSBC Mortgage Corporation (USA) ("HSBC") as seller pursuant to a mortgage loan sale and servicing agreement dated as of August 1, 2005 (the "HSBC Purchase Agreement"), as amended by the Assignment, Assumption and Recognition Agreement dated as of January 1, 2006 among the Registrant, MSMCI, HSBC and the Trustee (the "HSBC Assignment Agreement"). The HSBC Assignment Agreement is annexed hereto as Exhibit 99.11a, and the HSBC Purchase Agreement is annexed hereto as Exhibit 99.11b.

     Certain of the mortgage loans were acquired by MSMCI from The Hemisphere National Bank ("Hemisphere") as seller pursuant to a mortgage loan sale and servicing agreement dated as of December 1, 2005 (the "Hemisphere Purchase Agreement"), as amended by the Assignment, Assumption and Recognition Agreement dated as of January 1, 2006 among the Registrant,

MSMCI, Hemisphere and the Trustee (the "Hemisphere Assignment Agreement"). The Hemisphere Assignment Agreement is annexed hereto as Exhibit 99.12a, and the Hemisphere Purchase Agreement is annexed hereto as Exhibit 99.12b.

     Certain of the mortgage loans were acquired by MSMCI from MortgageIT, Inc., ("MortgageIT") as seller pursuant to a mortgage loan purchase agreement dated as of December 1, 2005 (the "MortgageIT Purchase Agreement"), as amended by the Assignment, Assumption and Recognition Agreement dated as of January 1, 2006 among the Registrant, MSMCI, MortgageIT and the Trustee (the "MortgageIT Assignment Agreement"). The MortgageIT Assignment Agreement is annexed hereto as Exhibit 99.13a, and the MortgageIT Purchase Agreement is annexed hereto as
Exhibit 99.13b.

     Certain of the mortgage loans were acquired by MSMCI from Wells Fargo Bank, National Association ("Wells Fargo") as seller pursuant to a mortgage loan sale and servicing agreement dated as of December 1, 2005 (the "Wells Fargo Purchase Agreement"), as amended by the Assignment, Assumption and Recognition Agreement dated as of January 1, 2006 among the Registrant, MSMCI, Wells Fargo and the Trustee (the "Wells Fargo Assignment Agreement"). The Wells Fargo Assignment Agreement is annexed hereto as Exhibit 99.14a, and the Wells Fargo Purchase Agreement is annexed hereto as Exhibit 99.14b.

     Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.


Section 9     Financial Statements and Exhibits.

Item 9.01     Financial Statements and Exhibits.

(a)  Financial statements of businesses acquired:

        Not applicable.

(b)  Pro forma financial information:

        Not applicable.

(c)  Exhibits:                                                           Page:
     -------------------------------------------------------------------------

Exhibit 99.1 Pooling and Servicing Agreement, dated as of January 1, 2006, among Morgan Stanley Capital I, Inc., as depositor, LaSalle Bank National Association, as a custodian, Wells Fargo Bank, National Association, as master servicer, securities administrator and LaSalle Bank National Association, as trustee.

Exhibit 99.2 MSMCI Mortgage Loan and Purchase Agreement, dated as of January 1, 2006, among Morgan Stanley Mortgage Capital Inc. and Morgan Stanley Capital I, Inc.

Exhibit 99.3a Underwriting Agreement, dated as of January 27, 2006, among Morgan Stanley & Co. Incorporated and Morgan Stanley Capital I, Inc.

Exhibit 99.3b  Tax Opinion, dated January 31, 2006, issued by Sidley Austin LLP.

Exhibit 99.4 Corridor Contracts, dated as of January 31, 2006, between Morgan Stanley Capital Services Inc. and Wells Fargo Bank, National Association, solely in its capacity as securities administrator.

Exhibit 99.5 JPM Chase Custodial Agreement, dated as of January 31, 2006, among Morgan Stanley Mortgage Capital Inc., Countrywide Home Loans, Inc. and Countrywide Home Loans Servicing LP, GreenPoint Mortgage Funding, Inc., The Hemisphere National Bank, HSBC Mortgage Corporation (USA), Wells Fargo Bank, National Association, as a servicer and a seller, Wells Fargo Bank, National Association, as master servicer and as securities administrator, LaSalle Bank National Association, as trustee, and J.P. Morgan Trust Company, National Association, as custodian.

Exhibit 99.6a Countrywide Assignment Agreement, dated as of January 1, 2006, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Inc., Countrywide Home Loans, Inc. and Countrywide Home Loans Servicing LP, LaSalle Bank National Association, as trustee and Wells Fargo Bank, National Association, as master servicer.

Exhibit 99.6b Countrywide Purchase Agreement, dated as of September 1, 2005, among Morgan Stanley Mortgage Capital Inc., Countrywide Home Loans, Inc. and Countrywide Home Loans Servicing LP.

Exhibit 99.6c Countrywide Regulation AB Amendment, dated as January 26, 2006, among Morgan Stanley Mortgage Capital Inc., Countrywide Home Loans, Inc. and Countrywide Home Loans Servicing LP.


Exhibit 99.7a FNBN Assignment Agreement, dated as of January 1, 2006, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Inc. and First National Bank of Nevada, LaSalle Bank National Association, as trustee and Wells Fargo Bank, National Association, as master servicer.

Exhibit 99.7b FNBN Purchase Agreement, dated as of October 1, 2005, among Morgan Stanley Mortgage Capital Inc. and First National Bank of Nevada.

Exhibit 99.8a GMACM Assignment Agreement, dated as of January 1, 2006, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Inc., GMAC Mortgage Corporation, LaSalle Bank National Association, as trustee, and Wells Fargo Bank, National Association, as master servicer.

Exhibit 99.8b GMACM Servicing Agreement, dated as of January 1, 2006, between Morgan Stanley Mortgage Capital Inc. and GMAC Mortgage Corporation.

Exhibit 99.8c Omnibus Assignment Agreement, dated as of March 1, 2006, among Morgan Stanley Capital I Inc., Wells Fargo Bank, National Association, as sevicer, LaSalle Bank National Association, as trustee and Wells Fargo Bank, National Association, as master servicer.

Exhibit 99.8d Omnibus Assignment Agreement, dated as of October 1, 2006 among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Inc., Wells Fargo Bank, National Association, as servicer, LaSalle Bank National Association, as trustee and Wells Fargo Bank, National Association as master servicer.

Exhibit 99.8e Central Purchase Agreement, dated as of April 17, 2006 among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Inc. and Central Mortgage Company.

Exhibit 99.8f Omnibus Assignment Agreement, dated as of October 1, 2006 among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Inc., Central Mortgage Company, as servicer, LaSalle Bank national Association, as trustee and Wells Fargo Bank, National Association as master servicer

Exhibit 99.9a GreenPoint Servicing-Released Assignment Agreement, dated as of January 1, 2006, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Inc. and GreenPoint Mortgage Funding, as seller, LaSalle Bank National Association, as trustee and Wells Fargo Bank, National Association, as master servicer.

Exhibit 99.9b GreenPoint May Purchase Agreement, dated as of May 1, 2005, between Morgan Stanley Mortgage Capital Inc. and GreenPoint Mortgage Funding.

Exhibit 99.10a GreenPoint Servicing-Retained Assignment Agreement, dated as of
               January 1, 2006, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Inc., GreenPoint Mortgage Funding as seller and servicer, LaSalle Bank National Association, as trustee and Wells Fargo Bank, National Association, as master servicer.

Exhibit 99.10b GreenPoint December Purchase Agreement, dated as of December 1,
               2005, between Morgan Stanley Mortgage Capital Inc. and GreenPoint Mortgage Funding.

Exhibit 99.11a HSBC Assignment Agreement, dated as of January 1, 2006, among
               Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Inc., HSBC Mortgage Corporation (USA), LaSalle Bank National Association, as trustee and Wells Fargo Bank, National Association, as master servicer.

Exhibit 99.11b HSBC Purchase Agreement, dated as of August 1, 2005, between
               Morgan Stanley Mortgage Capital Inc. and HSBC Mortgage Corporation (USA).

Exhibit 99.12a Hemisphere Assignment Agreement, dated as of January 1, 2006, between Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Inc., The Hemisphere National Bank, LaSalle Bank National Association, as trustee and Wells Fargo Bank, National Association, as master servicer.

Exhibit 99.12b Hemisphere Purchase Agreement, dated as of December 1, 2005, between Morgan Stanley Mortgage Capital Inc. and The Hemisphere National Bank.

Exhibit 99.13a MortgageIT Assignment Agreement, dated as of January 1, 2006, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Inc., MortgageIT, Inc., LaSalle Bank National Association, as trustee and Wells Fargo Bank, National Association, as master servicer.

Exhibit 99.13b MortgageIT Purchase Agreement, dated as of December 1, 2005, between Morgan Stanley Mortgage Capital Inc. and MortgageIT,
               Inc.

Exhibit 99.14a Wells Fargo Assignment Agreement, dated as of January 1, 2006, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Inc., Wells Fargo Bank, National Association, as seller, LaSalle Bank National Association, as trustee and Wells Fargo Bank, National Association, as master servicer.

Exhibit 99.14b Wells Fargo Purchase Agreement, dated as of December 1, 2005, between Morgan Stanley Mortgage Capital Inc. and Wells Fargo Bank, National Association, as seller.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date: January 24, 2007


                                    MORGAN STANLEY CAPITAL I INC.



                                    By: /s/ Valerie Kay
                                        -----------------
                                        Name:  Valerie Kay
                                        Title: Vice President


                                                    Exhibit Index

Exhibit Index

Item 601(a) of                                       Description                                      Paper (P) or Electronic (E)
Regulation S-K
     99.1              Pooling and Servicing Agreement, dated as of January 1, 2006, among                         E
                       Morgan Stanley Capital I, Inc., as depositor, LaSalle Bank National
                       Association, as a custodian, Wells Fargo Bank, National Association, as master servicer, securities administrator and LaSalle Bank National
                       Association, as trustee.

     99.2              MSMCI Mortgage Loan and Purchase Agreement, dated as of January 1, 2006,                    E
                       among Morgan Stanley Mortgage Capital Inc. and Morgan Stanley Capital
                       I, Inc.

     99.3a             Underwriting Agreement, dated as of January 27, 2006, among Morgan                          E
                       Stanley & Co. Incorporated and Morgan Stanley Capital I, Inc.

     99.3b             Tax Opinion, dated January 31, 2006, issued by Sidley Austin LLP.

     99.4              Corridor Contracts, dated as of January 31, 2006 between Morgan Stanley                     E
                       Capital Services Inc. and Wells Fargo Bank, National Association, solely in its capacity as securities administrator.

     99.5              JPM Chase Custodial  Agreement, dated as of January 31, 2006 among Morgan                   E
                       Stanley Mortgage Capital Inc., Countrywide Home Loans, Inc. and
                       Countrywide Home Loans Servicing LP, GreenPoint Mortgage Funding, Inc.,
                       The Hemisphere National Bank, HSBC Mortgage Corporation (USA), Wells
                       Fargo Bank, National Association,  as a servicer and a seller, Wells
                       Fargo Bank, National Association, as master servicer and as securities administrator, LaSalle Bank National Association, as trustee, and
                       J.P. Morgan Trust Company, National Association, as custodian.

     99.6a             Countrywide Assignment Agreement, dated as of January 1, 2006, among                        E
                       Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Inc.,
                       Countrywide Home Loans, Inc. and Countrywide Home Loans Servicing LP, and
                       acknowledged by LaSalle Bank National Association, as trustee and Wells
                       Fargo Bank, National Association, as master  servicer.


     99.6b             Countrywide Purchase Agreement, dated as of September 1, 2005, among                        E
                       Morgan Stanley Mortgage Capital Inc., Countrywide Home Loans, Inc. and
                       Countrywide Home Loans Servicing LP.

     99.6c             Countrywide Regulation AB Amendment, dated as January 26, 2006, among                       E
                       Morgan Stanley Mortgage Capital Inc., Countrywide Home Loans, Inc. and
                       Countrywide Home Loans Servicing LP.

     99.7a             FNBN Assignment Agreement, dated as of January 1, 2006, among Morgan                        E
                       Stanley Capital I Inc.,  Morgan Stanley Mortgage Capital Inc. and First
                       National Bank of Nevada and acknowledged by LaSalle Bank National
                       Association, as trustee and Wells Fargo Bank, National Association, as master  servicer.

     99.7b             FNBN Purchase Agreement, dated as of October 1, 2005, among Morgan                          E
                       Stanley Mortgage Capital Inc. and First National Bank of Nevada.

     99.8a             GMACM Assignment Agreement, dated as of January 1, 2006, among Morgan                       E
                       Stanley Capital I Inc., Morgan Stanley Mortgage Capital Inc., GMAC
                       Mortgage Corporation, LaSalle Bank National Association, as trustee, and acknowledged by Wells Fargo Bank, National Association, as master servicer.

     99.8b             GMACM Servicing Agreement, dated as of January 1, 2006, between                             E
                       Morgan Stanley Mortgage Capital Inc. and GMAC Mortgage Corporation.

     99.8c             Omnibus Assignment Agreement, dated as of March 1, 2006, among Morgan                       E
                       Stanley Capital I Inc., Wells Fargo Bank, National Association, as
                       sevicer, LaSalle Bank National Association, as trustee and Wells Fargo
                       Bank, National Association, as master servicer.

     99.8d             Omnibus Assignment Agreement, dated as of October 1, 2006 among Morgan                      E
                       Stanley Capital I Inc., Morgan Stanley Mortgage Capital Inc., Wells Fargo
                       Bank, National Association, as servicer, LaSalle Bank National
                       Association, as trustee and Wells Fargo Bank, National Association as master servicer.

     99.8e             Central Purchase Agreement, dated as of April 17, 2006 among Morgan                         E
                       Stanley Capital I Inc., Morgan Stanley Mortgage Capital Inc. and Central
                       Mortgage Company.

     99.8f             Omnibus Assignment Agreement, dated as of October 1, 2006 among Morgan                      E
                       Stanley Capital I Inc., Morgan Stanley Mortgage Capital Inc., Central
                       Mortgage Company, as servicer, LaSalle Bank national Association, as trustee and Wells Fargo Bank, National Association as master servicer


     99.9a             GreenPoint Servicing-Released Assignment Agreement, dated as of                             E
                       January 1, 2006, among Morgan Stanley Capital I Inc., Morgan Stanley
                       Mortgage Capital Inc. and GreenPoint Mortgage Funding, as seller, and acknowledged by LaSalle Bank National Association, as trustee and Wells
                       Fargo Bank, National Association, as master servicer.

     99.9b             GreenPoint May Purchase Agreement, dated as of May 1, 2005, between                         E
                       Morgan Stanley Mortgage Capital Inc. and GreenPoint Mortgage Funding.

     99.10a            GreenPoint Servicing-Retained Assignment Agreement, dated as of                             E


                       January 1, 2006, among Morgan Stanley Capital I Inc., Morgan Stanley
                       Mortgage Capital Inc., GreenPoint Mortgage Funding, and acknowledged by
                       LaSalle Bank National Association, as trustee and Wells Fargo Bank,
                       National Association, as master servicer.

     99.10b            GreenPoint December Purchase Agreement, dated as of December 1, 2005,                       E
                       between Morgan Stanley Mortgage Capital Inc. and GreenPoint Mortgage
                       Funding.

     99.11a            HSBC Assignment Agreement, dated as of January 1, 2006, among Morgan                        E
                       Stanley Capital I Inc., Morgan Stanley Mortgage Capital Inc., HSBC
                       Mortgage Corporation (USA), and acknowledged by LaSalle Bank National
                       Association, as trustee and Wells Fargo Bank, National Association, as master  servicer.

     99.11b            HSBC Purchase Agreement, dated as of August 1, 2005, between Morgan                         E
                       Stanley Mortgage Capital Inc. and HSBC Mortgage Corporation (USA).

     99.12a            Hemisphere Assignment Agreement, dated as of January 1, 2006, between                       E
                       Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Inc., The
                       Hemisphere National Bank, and acknowledged by LaSalle Bank National
                       Association, as trustee and Wells Fargo Bank, National Association, as master  servicer.

     99.12b            Hemisphere Purchase Agreement, dated as of December 1, 2005, among Morgan                   E
                       Stanley Mortgage Capital Inc. and The Hemisphere National Bank.

     99.13a            MortgageIT Assignment Agreement, dated as of January 1, 2006, among                         E
                       Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Inc.,
                       MortgageIT, Inc., and acknowledged by LaSalle Bank National Association, as trustee and Wells Fargo Bank, National Association, as master servicer.

     99.13b            MortgageIT Purchase Agreement, dated as of December 1, 2005, between                        E
                       Morgan Stanley Mortgage Capital Inc. and MortgageIT, Inc.

     99.14a            Wells Fargo Assignment Agreement, dated as of January 1, 2006, among                        E
                       Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Inc., Wells
                       Fargo Bank, National Association, as seller, and


                       acknowledged by LaSalle Bank National Association, as trustee and Wells
                       Fargo Bank, National Association, as master servicer.

     99.14b            Wells Fargo Purchase Agreement, dated as of December 1, 2005, among                         E
                       Morgan Stanley Mortgage Capital Inc. and Wells Fargo Bank, National
                       Association, as seller.